                                                                  Exhibit 10.8.2

                                AMENDMENT NO. 1

                                      TO

                   ROAMING ADMINISTRATION SERVICE AGREEMENT

     AMENDMENT NO. 1 TO ROAMING ADMINISTRATION SERVICE AGREEMENT ("Amendment") made this 13th day of November, 2000, by and between AT&T Wireless Services, Inc. ("AWS"), a Delaware corporation, with its principal place of business at 7277 164th Avenue NE, Redmond, Washington 98052, and Tritel, Inc. ("Tritel"), a Delaware corporation, with its principal place of business at 1010 N. Glebe Road, Arlington, Virginia 22201. Certain capitalized terms used herein and not otherwise defined have the meaning assigned to such term in the Roaming Agreement (defined below).

     WHEREAS, AWS and Tritel are party to that certain Roaming Administration Services Agreement, dated as of January 7, 1999 (the "Roaming Agreement"), pursuant to which Tritel receives certain benefits under Intercarrier Roaming Services Agreements between AWS and other providers of wireless telecommunications service; and

     WHEREAS, Tritel has entered into an Agreement and Plan of Reorganization and Contribution with TeleCorp PCS, Inc. and AWS, dated as of February 28, 2000, as amended (the "Merger Agreement") pursuant to which, among other things, AWS has agreed to amend the Roaming Agreement.

     NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1.   Amendment to "Other Wireless Carrier's Exhibit." Exhibit A-1 to the
          ----------------------------------------------
          Roaming Agreement is hereby deleted in its entirety and replaced with Exhibit A-1 attached hereto.

     2.   Severability of Provisions. Any provision of this Amendment which is
          --------------------------
          prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     3.   Agreement to Remain in Full Force and Effect. This Amendment shall be
          --------------------------------------------
          deemed to be an amendment to the Roaming Agreement. All references to the Roaming Agreement in any other agreements or documents shall on and after the date hereof be deemed to refer to the Roaming Agreement as amended hereby. Except as amended hereby, the Roaming Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.

     4.   Effectiveness of Amendment. This Amendment shall become effective only
          --------------------------
          upon the consummation of the Contribution (as defined in the Merger Agreement).

     5.   Heading. The headings in this Amendment are inserted for convenience
          -------
          and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment or any provision thereof.

     6.   Counterparts. This Amendment may be executed in counterparts, each of
          ------------
          which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.   Governing Law. This Amendment shall be construed in accordance with
          -------------
          the laws of the State of Washington without reference to the choice of law principles, except as subject to the United States Arbitration Act and the Federal Communications Act, each as amended.

                           [signature page follows]

Executed as of the date first written above.

                                            AT&T WIRELESS SERVICES, INC.


                                            By /s/  Joseph Stumpf
                                              ----------------------------------

                                            Name: Joseph Stumpf
                                                  ------------------------------

                                            Its: Vice President - Acquisitions &
                                                 Development
                                                 -------------------------------


                                            TRITEL, INC.


                                            By /s/ Thomas H. Sullivan
                                              ----------------------------------

                                            Name: Thomas H. Sullivan
                                                  ------------------------------

                                            Its: Executive Vice President -
                                                 Chief Financial Officer &
                                                 Treasurer
                                                 -------------------------------

                                  EXHIBIT A-1


                            Other Wireless Carriers

Effective 10/30/00

                            CARRIER_NAME
                              ABIATAR SA
                       ADVANTAGE SYSTEMS
                   AERIAL COMMUNICATIONS
                                 AIRCELL
                       AIRTOUCH CELLULAR
                              NEW VECTOR
                    AIRTOUCH GREAT LAKES
                                    KINI
                FRONTIER CELL OF ALABAMA
                                  ALLTEL
              AMERICAN CELLULAR WIRELESS
               AMERICAN MOBILE SATELLITE
                               AMERITECH
                    APPALACHIAN CELLULAR
                   ARCTIC SLOPE CELLULAR
                      AT&T WIRELESS SVCS
                              ATL-BRAZIL
                            ATT MOBILITY
                            AWZ CELLULAR
                           BAJA CELLULAR
                    BELL ATLANTIC MOBILE
                  BELL MOBILITY CELLULAR
                      BELLSOUTH CELLULAR
                      BELLSOUTH MOBILITY
            CELLULAR ONE OF INDIANAPOLIS
                        TELCEL VENEZUELA
                 BELLSOUTH INTERNATIONAL
                       BELLSOUTH ECUADOR
                              BSC PANAMA
                  BCP TELECOMMUNICATIONS
                         BELLSOUTH CHILE
                     BELLSOUTH NICARAGUA
                         BERMUDA DIGITAL
                      BLUEGRASS CELLULAR
                         BRAZOS CELLULAR
                            BTC MOBILITY
                         C-1 COLUMBIA TN
               C-1 EAST CENTRAL ILLINOIS
                 C-1 GREAT LAKES OF IOWA
                             C-1 MUSTANG
                         C-1 NE COLORADO
                          C-1 SW FLORIDA
              CABLE & WIRELESS-CARIBBEAN
                  CABLE AND WIRELESS HKT
              CABLE AND WIRELESS-JAMAICA
                      CAL-NORTH CELLULAR
                                  CANTEL
                           CAROLINA WEST
                             CC CELLULAR
                                    CCPR
                                 CEDETEL
                          CELCARIBE S.A.
                                 CELLCOM
                          CELLCOM ISRAEL
                     CELLULAR CONNECTION

                 CELLULAR MOBILE SYSTEMS
                   CELLULAR ONE AMARILLO
                          CELLULAR SOUTH
                          CELLULAR THREE
                 CELLULAR XL ASSOC, L.P.
                               CELLULINK
                          CELUMOVIL S.A.
                        ALLEGAN CELLULAR
                CENTENNIAL CELLULAR CORP
                        CENTRAL WIRELESS
                              CENTURYTEL
                            CFW CELLULAR
                CHARITON VALLEY WIRELESS
                                     CIS
                    CITIZENS MOHAVE CELL
                            CJD CELLULAR
                  COASTEL COMMUNICATIONS
                                 COCELCO
                        COMCAST CELLULAR
                                  COMCEL
                    COMMNET CELLULAR INC
                        CORDOVA WIRELESS
                                CORRCOMM
                  CROSS COUNTRY CELLULAR
                             CTC STARTEL
                CTE PERSONAL EL SALVADOR
                     CTI MOVIL-ARGENTINA
                   DIGITAL CELLULAR - TX
                              C-1 DOBSON
                        SANTA CRUZ CELL.
                            DCS OF KS/MO
                         C-1 NW OKLAHOMA
                         DOBSON CELLULAR
                           C-1 FREDERICK
                        SYGNET COMM INC.
              DOUGLAS TELECOMMUNICATIONS
             EXPRESS TELECOM-PHILLIPINES
                        FARMERS CELLULAR
           FIRST CELLULAR OF S. ILLINOIS
                      FIVE STAR WIRELESS
                               GAIA, INC
                   GOLDEN STATE CELLULAR
                                     GSN
                            GTE MOVILNET
                               GTE WIN 4
                            GTE WIRELESS
                GUAM TELEPHONE AUTHORITY
                        HARGRAY WIRELESS
                       HAWAIIAN WIRELESS
                       HIGHLAND CELLULAR
                           HOUSTON CELL.
                ILLINOIS VALLEY CELLULAR
                                   INDUS
                                IUSACELL
                       KENTUCKY CELLULAR
                         LARSEN CELLULAR
                                   LEACO
                  MACTEL CELLULAR SYSTEM
                          MAINE CELLULAR
                       METACOMM CELLULAR
                   MID-MISSOURI CELLULAR
                      MID-SOUTH CELLULAR
                        MID-TEX CELLULAR
                        MIDWEST WIRELESS
                               MINIPHONE
             MINNESOTA SOUTHERN WIRELESS

                                 MOBIKOM
                               MOBILETEL
                                  MOCELL
                                 MOVICOM
                                 MOVITEL
             NORTHWEST MISSOURI CELLULAR
                                   NYNEX
                                   OCCEL
                    OKLAHOMA W. CELLULAR
                     PACE COMMUNICATIONS
                     PC MANAGEMENT, INC.
                                PETROCOM
                           PINE CELLULAR
                   PIONEER/ENID CELLULAR
                        PLATEAU WIRELESS
          POKA LAMBRO TELECOMMUNICATIONS
                                PORTATEL
                                POWERTEL
                    PRICE COMMUNICATIONS
                                 PRIMECO
                           PTSI CELLULAR
                                INTERCEL
                          PUBLIC SERVICE
                    PUERTO RICO CELLULAR
                   QUEBEC TELEPHONE CELL
                     QUICK CALL CELLULAR
                               RADIOFONE
                       RAMCELL OF OREGON
                            RFB CELLULAR
                        RCC HOLDINGS INC
                          RURAL CELLULAR
                     SAGE BRUSH CELLULAR
                     SE INDIANA CELLULAR
                                   SETEL
                          SINGTEL MOBILE
                            SMITH BAGLEY
                 SOUTH CAROLINA CELLULAR
                              SPRINT PCS
                           STAR CELLULAR
                       STERLING CELLULAR
                         SUSSEX CELLULAR
                          CHICAGO CELL 1
                           SNET CELLULAR
                            NEW YORK/SWB
                                     SWB
                          SYRACUSE/UTICA
                         BOSTON CELL ONE
                           C-1 WASH/BALT
                                  TELCEL
                     TEL-CELL--ST MARTIN
                                TELE2000
                         TELECEL BOLIVIA
                        TELECEL PARAGUAY
                          TELECOM MOBILE
                   TELECOM PERSONAL S.A.
               TELEFONICA DE EL SALVADOR
                     TELEFONICA DEL PERU
                   TELEMOVIL EL SALVADOR
                         TELESP - BRAZIL
                           TELET- BRAZIL
                          TEXAS CELLULAR
                                  TRITON
                           U.S. CELLULAR
                            U.S. UNWIRED
                           UBET WIRELESS
                        UNIFON-ARGENTINA

                          UNION TELEPHONE
                              UNITEL INC.
                          UNKNOWN CARRIER
                              US WEST PCS
                                  USA TEL
                VALLEY TELECOMMUNICATIONS
                           VIRGINIA 10 LP
                        VIRGINIA CELLULAR
                                 VITELCOM
                    WEST CENTRAL WIRELESS
                     VOICESTREAM WIRELESS
                  AMERICAN RURAL CELLULAR
                         WESTERN WIRELESS
                              WESTEX CELL
                        WIRELESSNORTH PCS
                          X-CELL CELLULAR
                             XIT CELLULAR
                      YORKVILLE TELEPHONE